UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported):  August 5, 2021
Commission file number 0-21513
DXP Enterprises, Inc.
(Exact name of registrant as specified in its charter)

Texas	76-0509661
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

5301 Hollister, Houston, Texas 77040 (713) 996-4700

(Address of principal executive offices)	(Registrant’s telephone number, including area code)

_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol	Name of Exchange on which Registered
Common Stock par value $0.01	DXPE	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ⃞
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
The following information is furnished pursuant to Regulation FD.
On August 5, 2021, DXP Enterprises, Inc., issued a press release announcing certain preliminary financial results for the second quarter ended June 30, 2021. The press release entitled “DXP Enterprises Provides Update on Q2 Performance and Sets New Date for Earnings Release” is attached to this report as Exhibit 99.1 and is incorporated by reference herein.

TEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits.
99.1     Press Release dated August 5, 2021 “DXP Enterprises Provides Update on Q2 Performance and Sets New Date for Earnings Release”

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DXP ENTERPRISES, INC.
(Registrant)

By:	/s/ Kent Yee
Kent Yee
Senior Vice President/Finance and Chief Financial Officer

By:	/s/ Gene Padgett
Gene Padgett
Senior Vice President/Chief Accounting Officer

Dated:	August 5, 2021